                                                                               .
                                                                               .
                                                                               .

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12
[ ]  Confidential, For Use of the Commission
     Only (as permitted by Rule 14a-6(e)(2))

                                   BB&T Funds
                               3435 Stelzer Road
                              Columbus, Ohio 43219
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                            Alan G. Priest, Esquire
                                  Ropes & Gray
                                One Metro Center
                         700 12th Street, NW, Suite 900
                          Washington, D.C. 20005-3948
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
                                          N/A
        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:
                                          N/A
        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined).:
                                          N/A
        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:
                                          N/A
        ------------------------------------------------------------------------

          Total fee paid:
                                          N/A
        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1)  Amount previously paid:
                                          N/A
        ------------------------------------------------------------------------

      2)  Form, Schedule or Registration Statement No.:
                                          N/A
        ------------------------------------------------------------------------

      3)  Filing Party:
                                          N/A
        ------------------------------------------------------------------------

      4)  Date Filed:
                                          N/A
        ------------------------------------------------------------------------

Notes:

                       IMPORTANT SHAREHOLDER INFORMATION

                                   BB&T FUNDS
                         BB&T Small Company Value Fund

The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, you tell us how to vote on your behalf on important issues relating to the BB&T Small Company Value Fund. The proxy card may be completed by checking the appropriate box voting for or against the specific proposals relating to your Fund. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.

We urge you to take the time to read the proxy statement, fill out the proxy card, and return it to us (or vote by telephone or the Internet). Voting your proxy, and doing so promptly, enables the Funds to avoid additional mailings. When shareholders do not return their proxies in sufficient numbers, we will incur the expense of follow-up solicitations.

Please take a few moments to exercise your right to vote. Thank you.

                         BB&T SMALL COMPANY VALUE FUND

   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 11, 2005

     Notice is hereby given that a Special Meeting of the Shareholders ("Special Meeting") of BB&T Small Company Value Fund (the "Fund"), a separate series of BB&T Funds (the "Trust"), will be held at 2:00 p.m. (Eastern Time) on November 11, 2005 at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, for the following purposes:

     1. To approve an amendment to the investment objective of the BB&T Small Company Value Fund;

     2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each Shareholder is invited to attend the Special Meeting in person.

     Shareholders of record at the close of business on September 28, 2005 (the "Shareholders") are entitled to notice of, and to vote at, this Special Meeting or any adjournment thereof.

                                              By Order of the Trustees

                                              /s/ C. David Bunstine

                                              C. David Bunstine
                                              Secretary

OCTOBER 14, 2005

     SHAREHOLDERS ARE REQUESTED TO PROMPTLY VOTE BY TELEPHONE OR THE INTERNET OR TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD WHICH IS BEING SOLICITED BY BB&T FUNDS' BOARD OF TRUSTEES. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO BB&T FUNDS A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

To Shareholders of the BB&T Small Company Value Fund:

     The purpose of this proxy is to announce that a Special Meeting of Shareholders (the "Meeting") of BB&T Small Company Value Fund (the "Fund"), a separate series of BB&T Funds (the "Trust"), has been scheduled for November 11, 2005. The purpose of this Meeting is to submit to the Shareholders a vote (1) to approve an amendment to the investment objective of the BB&T Small Company Value Fund, and (2) to transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     While you are, of course, welcome to join us at the Meeting, most Shareholders vote by filling out and signing the enclosed proxy card (or by telephone or the Internet). In order to conduct the Meeting, a majority of shares must be represented either in person or by proxy. Whether or not you plan to attend the Meeting, we need your vote. Please vote by telephone or the Internet, or mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

     We encourage you to read the enclosed proxy statement thoroughly. In addition, we have included on the next page a list of some commonly asked questions and answers. If you have any additional questions, please call your account administrator, investment representative, or BB&T Funds directly at 1-800-228-1872.

     Your vote is very important to us. As always, we thank you for your confidence and support.

                                              Sincerely,

                                              /s/ Keith F. Karlawish
                                              Keith F. Karlawish
                                              President
                                              BB&T Funds

             PLEASE SIGN AND RETURN THE ENCLOSED PROXY BALLOT CARD
                     (OR VOTE BY TELEPHONE OR THE INTERNET)
                          YOUR VOTE IS VERY IMPORTANT

                                   BB&T FUNDS

Q.    WHY IS THE BOARD OF TRUSTEES PROPOSING TO CHANGE
      THE INVESTMENT OBJECTIVE OF THE FUND?

A. The Fund currently invests solely in value stocks, which may underperform the market during certain periods, given the cyclical nature of the stock market. The proposed change in the investment objective would permit the Fund the flexibility to invest in either value or growth stocks, depending on prevailing market conditions.

Q.    WHAT IF I DO NOT RETURN MY PROXY VOTING BALLOT?

A. In order to conduct the Shareholder Meeting, a quorum must be present, in person or by proxy. A quorum is defined as representation of over 50% of the shares outstanding for the Fund as of September 28, 2005. In the event that not enough shareholders return the enclosed proxy ballot card to achieve quorum, we will be forced to incur additional expenses associated with additional solicitations. In order to avoid additional costs, please return the completed proxy ballot as soon as possible.

Q.    HOW DOES THE BOARD SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Trustees of BB&T Funds, including the independent members, recommends that you vote "FOR" approving an amendment to the investment objective of the BB&T Small Company Value Fund. The Board also wishes to urge you to vote and return all the proxy ballot cards you receive.

Q.    WHO SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

A. If you have any questions regarding this proxy, please contact your account administrator, investment representative, or BB&T Funds directly at 1-800-228-1872.

              THE INFORMATION PROVIDED IN THIS "Q&A" IS SUPPORTED
                  BY DISCLOSURES CONTAINED IN THE ACCOMPANYING
                                PROXY STATEMENT

                         BB&T SMALL COMPANY VALUE FUND
                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                             ---------------------
                        SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 11, 2005
                             ---------------------
                                PROXY STATEMENT

     The enclosed proxy is solicited on behalf of the Board of Trustees (the "Trustees") of BB&T Funds (the "Trust") on behalf of BB&T Small Company Value Fund (the "Fund"). The proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed proxy to the Trust at the above address or by appearing personally and electing to vote on November 11, 2005 at the Special Meeting of Shareholders of the Fund at 2:00 p.m. (Eastern Time) at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 (such meeting and any adjournment thereof is referred to herein as the "Special Meeting"). The cost of preparing and mailing the Notice of Special Meeting, the proxy card, this proxy statement and any additional proxy material has been or will be borne by BB&T Asset Management, Inc. ("BB&T"). Proxy solicitations will be made primarily by mail, but may also be made by telephone, e-mail, or personal interview conducted by certain officers or employees of the Trust or BB&T Asset Management, Inc., as administrator of the Trust. In the event that a Shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those Shares in favor of such proposals.

     The Special Meeting is being called for the following purposes: (1) to approve an amendment to the investment objective of the BB&T Small Company Value Fund, and (2) to transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     Only Shareholders of record at the close of business on September 28, 2005 will be entitled to vote at the Special Meeting. On September 28, 2005, the Fund had outstanding the following shares of beneficial interest ("Shares"), each Share being entitled to one vote, and each fractional Share being entitled to a proportionate fractional vote on each matter to be acted upon at the Special Meeting.

BB&T SMALL COMPANY VALUE FUND

CLASS A SHARES:
CLASS B SHARES:
CLASS C SHARES:
INSTITUTIONAL CLASS SHARES:

     This proxy statement and the enclosed proxy card will be sent to Shareholders of record on or about October 14, 2005.

     BB&T Funds' Declaration of Trust and Bylaws do not provide for annual shareholder meetings, and no such meetings are planned for 2005. Proposals that shareholders would like to have included in a proxy statement for any future meeting must be received by BB&T Funds within a reasonable period of time prior to printing and mailing proxy material for such meeting.

     For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the affirmative vote necessary to approve the matter under consideration may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

     The Trust's executive offices are located at 3435 Stelzer Road, Columbus, Ohio 43219.

     COPIES OF THE FUND'S ANNUAL REPORT DATED SEPTEMBER 30, 2004 AND SEMI-ANNUAL REPORT DATED MARCH 31, 2005 ARE AVAILABLE UPON REQUEST AND MAY BE OBTAINED WITHOUT CHARGE BY CALLING 1-800-228-1872.

SHARE OWNERSHIP INFORMATION

     To the best of the Fund's knowledge, as of September 28, 2005, BB&T and its
bank affiliates were the Shareholders of record of                of the Fund's
Shares and owned beneficially      % of the Fund's Shares. As a consequence,
BB&T may be deemed to be a controlling person of the Fund under the 1940 Act.

     To the best of the Fund's knowledge, as of September 28, 2005, the Officers and Trustees of the Fund, as a group, owned less than 1% of the outstanding Shares of the Fund.

     The following table sets forth, as of September 28, 2005 (unless otherwise indicated), each additional person known by the Fund to own beneficially 5% or more of the outstanding Shares of the Fund. Unless otherwise indicated, the Fund believes that the beneficial owner set forth in the table has sole voting and investment power.

            BB&T SMALL COMPANY VALUE FUND -- CLASS A SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------

            BB&T SMALL COMPANY VALUE FUND -- CLASS B SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------


            BB&T SMALL COMPANY VALUE FUND -- CLASS C SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------


      BB&T SMALL COMPANY VALUE FUND -- INSTITUTIONAL CLASS SHARES
------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF      PERCENT OF
BENEFICIAL OWNER                              SHARES OWNED      CLASS
-------------------                          --------------   ----------


                                  INTRODUCTION

     This Special Meeting is being called for the following purposes: (1) to approve an amendment to the investment objective of the BB&T Small Company Value Fund; and (2) to transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     Approval of each of the Proposals requires the affirmative vote of the lesser of: (a) 67% or more of the outstanding Shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares of the Fund.

                                  PROPOSAL (1)

                        APPROVAL OF AN AMENDMENT TO THE
                          INVESTMENT OBJECTIVE OF THE
                            SMALL COMPANY VALUE FUND

     After considering the present investment objective of the Small Company Value Fund, the BB&T Funds' Trustees have concluded that it would be in the best interests of the Fund's Shareholders to amend the Fund's investment objective.

     The Fund's investment objective would be amended as follows:

        Current objective:    to seek long-term capital appreciation
                              by investing primarily in a diversified
                              portfolio of equity and equity-related
                              securities of small capitalization value
                              companies.
        Proposed objective:   to seek long-term capital appreciation
                              by investing primarily in a diversified
                              portfolio of equity and equity-related
                              securities of small capitalization
                              companies.

ANALYSIS OF PROPOSED CHANGE

     Currently, the Fund's investment objective directs the portfolio manager to seek long-term capital appreciation by investing primarily in equity securities of small capitalization value companies. However, over longer time periods, it is believed by the investment adviser of the Fund that the most promise of maximizing Fund performance for Shareholders will be afforded by an investment objective that permits investment in either value stocks or growth stocks due to the cyclical nature of the stock market.

     Certainly, in the past, and almost certainly in the future, there may be periods where a strategy of investing in value stocks will produce greater yields than one of investing in a combination of value and growth stocks. Furthermore, there can be no assurance that the Fund will succeed in meeting its investment objective. Nonetheless, the management of the Fund believes that by allowing the portfolio manager the flexibility to invest in either value or growth stocks depending on prevailing market conditions, the Fund will provide greater value to its Shareholders over time.

     The Fund would sell a portion of its current assets in connection with the proposed change of investment objective. To the extent that such assets have appreciated in value, as many of the Fund's assets have, this will result in the recognition of gains. Net capital gains recognized by the Fund resulting from such sales (after the application of any available capital loss carryforwards) would be distributed to shareholders as taxable dividends. Taxes on such dividends would be determined by how long the Fund owned the assets that generated the gains, rather than how long shareholders owned their shares in the Fund. Distributions of net capital gains from the sale of assets that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends would be taxable to shareholders as long-term capital gains. Distributions of gains from the sale of assets that the Fund owned for one year or less would be taxable as ordinary income.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

     After due deliberation, on August 30, 2005, the Trustees of the BB&T Funds unanimously approved the amendment of the Fund's investment objective and resolved that the proper time had come to present the issue to the shareholders. Shareholder approval of the proposed amendment to the investment objective requires the affirmative vote of: (a) 67% or more of the Shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy; or (b) more than 50% of the outstanding Shares of such Fund, whichever is less.

     The Trustees unanimously recommend that Shareholders of the Small Company Value Fund vote to approve the proposed amendment to the Small Company Value Fund's investment objective.

                             ADDITIONAL INFORMATION

INFORMATION ABOUT THE INVESTMENT ADVISER

     BB&T is the Investment Adviser for the Fund. BB&T is a wholly-owned subsidiary of BB&T Corporation, a financial holding company that is a North Carolina corporation, headquartered in Winston-Salem, North Carolina. As of December 31, 2004, BB&T Corporation had assets of approximately $100.5 billion. Through its subsidiaries, BB&T Corporation operates over 1,400 banking offices in Alabama, Florida, Georgia, Indiana, Kentucky, Tennessee, Maryland, North Carolina, South Carolina, Virginia, West Virginia, and Washington, D.C., providing a broad range of financial services to individuals and businesses.

     In addition to general commercial, mortgage and retail banking services, BB&T Corporation also provides trust, investment and retail and wholesale insurance services. BB&T Corporation has provided investment management services through its Trust and Investment Management Division since 1912. BB&T employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T and its predecessors have managed common and collective investment funds for its fiduciary accounts for more than 20 years. BB&T currently manages discretionary assets of more than $13 billion.

INFORMATION ABOUT THE TRUST

     The name, address, and principal occupation of the principal executive officer and each director of the BB&T Funds are as follows:

                           POSITION(S)
                            HELD WITH
    NAME AND ADDRESS          BB&T           PRINCIPAL OCCUPATION
    ----------------       -----------       --------------------

Thomas W. Lambeth           Trustee,     Senior Fellow, Z. Smith
700 Yorkshire Road          Chairman     Reynolds Foundation.
Winston-Salem, NC 27106     of the
                            Board of
                            Trustees

Drew T. Kagan               Trustee      President and Director,
Montecito Advisors, Inc.                 Montecito Advisors, Inc.
810 N. Jefferson St.
Suite 101
Lewisburg, WV 24901

Laura C. Bingham            Trustee      President, Peace College.
Peace College
Office of the President
15 East Peace Street
Raleigh, NC 27604-1194

Douglas R. Van Scoy         Trustee      Retired.
841 Middle Street
Sullivans Island, SC
26481

James L. Roberts            Trustee      Retired.
P.O. Box 4165
Breckenridge, CO 80424

                           POSITION(S)
                            HELD WITH
    NAME AND ADDRESS          BB&T           PRINCIPAL OCCUPATION
    ----------------       -----------       --------------------
Kenneth L. Miller, Jr.      Trustee      Executive Vice President,
200 W. Second Street,                    Branch Banking and Trust
16th Floor                               Company.
Winston-Salem, NC 27101

Keith F. Karlawish          President    President, BB&T Asset
434 Fayetteville St.                     Management, Inc.
Raleigh, NC 27601

James T. Gillespie          Vice         Vice President, BB&T Asset
434 Fayetteville St.        President    Management, Inc.
Raleigh, NC 27601

E.G. Purcell, III           Vice         Senior Vice President, BB&T
434 Fayetteville St.        President    Asset Management, Inc.
Raleigh, NC 27601

Todd M. Miller              Vice         Employee, BB&T Asset
434 Fayetteville St.        President    Management, Inc.
Raleigh, NC 27601

Troy A. Sheets              Treasurer    Employee, BISYS Fund
3435 Stelzer Road                        Services.
Columbus, OH 43219

Frank Pavlak                Vice         Senior Vice President, BISYS
3435 Stelzer Road           President,   Fund Services.
Columbus, OH 43219          Chief
                            Compliance
                            Officer
                            and AML
                            Compliance
                            Officer

C. David Bunstine           Secretary    Employee, BISYS Fund
3435 Stelzer Road                        Services.
Columbus, OH 43219

Alaina V. Metz              Assistant    Employee, BISYS Fund
3435 Stelzer Road           Secretary    Services.
Columbus, OH 43219

Chris Sabato                Assistant    Employee, BISYS Fund
3435 Stelzer Road           Treasurer    Services.
Columbus, OH 43219

INFORMATION ABOUT THE ADMINISTRATOR AND DISTRIBUTOR

     BB&T Asset Management, Inc. is the administrator for the Fund. The administrative services of the Administrator include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.

     BISYS Fund Services, L.P. serves as the distributor of shares of the Fund. The Distributor and Administrator may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

OTHER MATTERS AND DISCRETION OF PERSONS NAMED IN THE PROXY

     While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business mentioned in the Notice of Special Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at said Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies, or their substitutes, present and acting at the Special Meeting.

     If at the time any session of the Special Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present, but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

     Shareholder proposals to be presented at any future meeting of Shareholders of the Fund must be received by the Trust within a reasonable amount of time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusions in the proxy materials relating to that meeting.

     If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.

October 14, 2005

     YOUR VOTE IS IMPORTANT. YOU CAN HELP THE FUNDS AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY:

     VOTING BY TELEPHONE OR THE INTERNET OR MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY. (THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES).

     IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE VOTE BY ONE OF THE ABOVE METHODS SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.

                          BB&T SMALL COMPANY VALUE FUND

                         PROXY FOR A SPECIAL MEETING OF
                        SHAREHOLDERS ON NOVEMBER 11, 2005

This proxy is solicited by the Board of Trustees of BB&T Funds for use at a Special Meeting of Shareholders ("Special Meeting") to be held on November 11, 2005 at 2:00 p.m. Eastern Time at 100 Summer Street, Suite 1500, Boston, MA 02110.

The undersigned hereby appoints C. David Bunstine and Tim Bresnahan, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matters and upon any other matter which may come before the Special Meeting in their discretion:

PROPOSAL (1) Approval of an amendment to the fundamental investment objective of the Fund.

           FOR                        AGAINST                            ABSTAIN
---------                  ---------                          ---------

PROPOSAL (2) Transaction of such other business as may properly come before the Special Meeting.

           FOR                        AGAINST                            ABSTAIN
---------                  ---------                          ---------

Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the above-enumerated proposals.


TO VOTE BY TELEPHONE

1.  Read the Proxy Statement and have your Proxy Card* below at hand.
2.  Call [1-800-690-6903.] [TO BE CONFIRMED.]
3. Enter the 12-digit Control Number found on your Proxy Card and follow the simple instructions.


TO VOTE BY INTERNET

1.  Read the Proxy Statement and have your Proxy Card* below at hand.
2.  Go to the Website www.proxyvote.com.
3. Enter the 12-digit Control Number found on your Proxy Card and follow the simple instructions.

***IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

--------------------------------------------------------------------------------

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated October 14, 2005 and the Proxy Statement attached hereto:

                  Signature(s) of Shareholder(s)


                  Signature(s) of Shareholder(s)

                  Date:                                                , 2005
                        -----------------------------------------------


IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                                     - 3 -